PROVIDENT

Provident Financial Holdings, Inc.

Second Quarter of Fiscal 2015

December 31, 2014

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$15.13
52-Week Range:	$13.75 - $16.18
Shares Outstanding:	8,995,149 shares
Market Capitalization:	$136.1 million
P/E (ttm):	17.59x
Diluted EPS (ttm):	$0.86
Annual Dividend & Yield:	$0.44 (2.91%)
As of December 31, 2014	

Franchise Overview

Northern California:

Pleasanton

Elk Grove, Livermore, Redding and Roseville



San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 14 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (15 full-service offices)**
- **Eighth largest deposit market share in the Riverside-San Bernardino RMA; third largest of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Carlsbad
- City of Industry
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Redding
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- Westlake Village

Financial Performance

Highlights

- Net Income rises 45%
- Diluted Earnings per Share increases by 56%
- Non-Interest Income increases 33%
- Operating Expenses increase 8%
- Net Interest Margin expands 27 basis points
- Efficiency Ratio continues to improve

Net Interest Income


(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.0
$7.7
$7.5
$7.7
$7.9
$8.1
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Non-Interest Income


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.4
$1.4
$1.5
$1.6
$1.4
$1.5
$6.8
$5.7
$5.3
$8.0
$7.7
$8.0
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Gain on Sale of Loans
Other Fees

Operating Expenses


(In Millions)
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$14.5
$12.9
$12.6
$14.2
$13.7
$13.9
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.6
$1.9
$1.7
$3.0
$3.3
$3.7
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Pre-Tax Income – Operating Segments


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$3.5
$3.6
$3.5
$2.8
$2.8
$2.3
$(0.9)
$(0.8)
$(0.7)
$0.9
$1.4
$1.8
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Community Banking
Mortgage Banking

Quarterly Net Income


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.5
$1.6
$1.4
$2.1
$2.4
$2.3
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Diluted Earnings Per Share


$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.14
$0.16
$0.14
$0.22
$0.25
$0.25
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Financial Ratios

Net Interest Margin


4.00%
3.00%
2.00%
1.00%
0.00%
2.82%
2.74%
2.74%
2.85%
2.96%
3.01%
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Efficiency Ratio


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
90.00%
86.97%
88.15%
82.57%
80.59%
79.01%
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Return on Average Assets


1.00%
0.75%
0.50%
0.25%
0.00%
0.52%
0.56%
0.50%
0.75%
0.86%
0.84%
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Return on Average Equity


10.00%
7.50%
5.00%
2.50%
0.00%
3.82%
4.13%
3.70%
5.66%
6.59%
6.42%
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Community Banking

Highlights

- **Loans Held for Investment increase 7% since June 30, 2014 (annualized)**
- **Seventh consecutive quarter of Preferred Loan growth**
- **Core Deposits increase by $20.5 million since June 30, 2014**
- **Higher cost Time Deposit balances continue to decline**

Loan to Investment Mix



$1,000
$800
$600
$400
$200
$0
(In Millions)
$19
$18
$17
$17
$16
$16
$749
$757
$770
$772
$789
$798
09/30/13
12/31/13
03/31/14
06/30/14
09/30/14
12/31/14
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
60%
50%
40%
30%
20%
10%
0%
48%
50%
51%
51%
53%
53%
$367
$392
$382 $383
$396
$381
$401
$378
$418
$377
$426
$377
09/30/13
12/31/13
03/31/14
06/30/14
09/30/14
12/31/14
Preferred Loans
Single-Family Loans

Provident Bank Loan Originations and Purchases



(In Millions)
$50
$40
$30
$20
$10
$0
$38
$40
$28
$37
$28
$39
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 12/31/14	Interest Rate	Balance as of 12/31/13	Interest Rate
Single-Family	$ 377,262	3.26%	$ 382,762	3.24%
Multi-Family	322,302	4.56%	285,530	5.00%
Commercial Real Estate	100,859	5.44%	95,390	6.08%
Construction	4,378	5.28%	1,792	5.83%
Commercial Business	859	6.27%	1,322	6.78%
Consumer	265	10.13%	326	9.48%
Total Loans Held for Investment	$ 805,925	4.07%	$ 767,122	4.26%
Undisbursed Loan Funds	(2,281)		(1,611)	
Deferred Loan Costs, net	2,832		2,336	
Allowance for Loan Losses	(8,693)		(11,041)	
Total Loans Held for Investment, net	$ 797,783		$ 756,806	

Loan Composition as of 12/31/14



Commercial Business 0%
Construction 1%
Consumer 0%
Commercial Real Estate 12%
Multi-Family 40%
Single-Family 47%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,000
$800
$600
$400
$200
$0
(In Millions)
$56
$51
$51
$41
$41
$41
$400
$387
$378
$371
$365
$358
$519
$527
$530
$527
$537
$548
09/30/13
12/31/13
03/31/14
06/30/14
09/30/14
12/31/14
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 12/31/2014	Rate	At 12/31/2013	Rate
Checking Accounts - Non Interest-Bearing	$ 55,804	- %	$ 55,126	- %
Checking Accounts - Interest-Bearing	217,318	0.15%	206,503	0.14%
Savings Accounts	244,925	0.26%	239,407	0.25%
Money Market Accounts	29,463	0.34%	25,450	0.33%
Time Deposits	358,002	1.04%	387,270	1.15%
Total Deposits	$ 905,512	0.53%	$ 913,756	0.60%
Brokered Deposits included above	$ 3,039	3.76%	$ 4,727	3.57%

Deposit Composition at 12/31/2014



6%
24%
40%
3%
27%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)	At 12/31/2014	Rate	At 12/31/2013	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	-	-
Over Three to Six Months	-	-	-	-
Over Six to Twelve Months	-	-	10,000	2.93%
Over One to Two Years	-	-	-	-
Over Two to Three Years	70	6.49%	-	-
Over Three to Four Years	10,000	3.01%	91	6.49%
Over Four to Five Years	10,000	1.53%	10,000	3.01%
Over Five Years	21,330	4.01%	31,371	3.22%
Total Borrowings	$ 41,400	3.17%	$ 51,462	3.13%

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Highlights

- Non-Performing Assets decline 20% to $14.6 million since June 30, 2014
- Transition to Net Recoveries from Net Charge-Offs (sequential quarter)
- REO activity remains limited

NPA, NPA to Total Assets and ALLL to LHI Ratios



$25,000
$20,000
$15,000
$10,000
$5,000
$0
(In Thousands)
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14
Non-Performing Assets	$21,724	$20,434	$19,213	$18,403	$15,496	$14,647
NPA to Total Assets	1.88%	1.80%	1.71%	1.66%	1.40%	1.32%
ALLL to LHI	1.59%	1.44%	1.29%	1.25%	1.11%	1.08%

Recovery from Allowance for Loan Losses



(In Thousands)
$500
$-
$(500)
$(1,000)
$(1,500)
$(942)
$(898)
$(849)
$(691)
$(818)
$(384)
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Non-Performing Asset Composition 12/31/14



24%
1%
0%
0%
10%
15%
50%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)


(In Thousands)
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
$12,105
$11,041
$10,024
$9,744
$8,888
$8,693
09/30/13
12/31/13
03/31/14
06/30/14
09/30/14
12/31/14

ALLL Allocation as of 12/31/14


0%
0%
1%
0%
12%
35%
52%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At December 31, 2014				At December 31, 2013			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	1	$ 290	30	$ 7,867	-	$ -	40	$ 12,979
Multi-Family	-	-	4	2,259	-	-	7	3,420
Commercial Real Estate	-	-	4	1,520	-	-	6	2,739
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	2	120	-	-	5	176
Consumer Loans	3	1	-	-	-	-	-	-
Total	4	$ 291	40	$11,766	-	$ -	58	$ 19,314

Net Charge-Offs (Recoveries)


(In Thousands)
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$1,888
$166
$168
$(411)
$38
$(159)
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Geographic Location

Category	Inland Empire		Southern California [1]		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$111,476	29%	$202,315	54%	$60,769	16%	$2,702	1%	$377,262	100%
Multi-Family	67,513	21%	165,234	51%	86,609	27%	2,946	1%	$322,302	100%
Commercial Real Estate	42,411	42%	46,266	46%	12,182	12%	-	0%	$100,859	100%
Construction	720	17%	2,289	52%	1,369	31%	-	0%	$4,378	100%
Total	$222,120	27%	$416,104	52%	$160,929	20%	$5,648	1%	$804,801	100%

(1) Other than Inland Empire.

Geographic Location 12/31/14


1%
27%
20%
52%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2007	2008	2009	2010	2011	2012	2013	2014	TOTAL
Loan Balance (In Thousands)	$250,530	$48,214	$21,539	$900	$126	$1,292	$5,720	$6,758	$33,724	$368,803
Weighted Avg. LTV (1)	66%	72%	75%	52%	70%	68%	55%	58%	70%	67%
Weighted Avg. Age (In Years)	9.56	7.51	6.75	5.40	4.12	3.40	2.38	1.52	0.41	8.00
Weighted Avg. FICO (2)	730	731	743	750	700	716	747	747	749	733
Number of Loans	792	104	43	3	1	5	27	34	59	1,068
Geographic Breakdown (%)										
Inland Empire	29%	30%	25%	100%	100%	50%	19%	28%	30%	29%
Southern California (3)	61%	39%	43%	0%	0%	50%	37%	32%	43%	54%
Other California	9%	30%	32%	0%	0%	0%	43%	39%	27%	16%
Other States	1%	1%	0%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2007	2008	2009	2010	2011	2012	2013	2014	TOTAL
Loan Balance (In Thousands)	$64,033	$15,662	$4,947	-	-	$19,040	$30,274	$89,680	$98,696	$322,302
Weighted Avg. LTV (1)	47%	54%	44%	-	-	58%	59%	58%	57%	58%
Weighted Avg. Debt Coverage Ratio (2)	1.43x	1.28x	1.39x	-	-	1.81x	1.73x	1.70x	1.57x	1.57x
Weighted Avg. Age (in Years)	9.60	7.46	6.71	-	-	3.28	2.37	1.40	0.47	3.32
Weighted Avg. FICO (2)	705	699	708	-	-	744	732	760	762	745
Number of Loans	112	27	6	-	-	20	38	119	113	435
Geographic Breakdown (%)										
Inland Empire	19%	9%	28%	-	-	31%	14%	33%	13%	21%
Southern California (3)	48%	88%	72%	-	-	54%	53%	42%	53%	51%
Other California	28%	3%	0%	-	-	15%	33%	25%	34%	27%
Other States	5%	0%	0%	-	-	0%	0%	0%	0%	1%
	100%	100%	100%	-	-	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2007	2008	2009	2010	2011	2012	2013	2014	TOTAL (4)(5)
Loan Balance (In Thousands)	$23,278	$11,065	$1,127	-	$366	$769	$15,784	$20,723	$27,747	$100,859
Weighted Avg. LTV (1)	46%	53%	45%	-	57%	62%	51%	47%	48%	48%
Weighted Avg. Debt Coverage Ratio (2)	2.11x	1.39x	1.32x	-	1.26x	1.47x	1.88x	1.82x	1.75x	1.82x
Weighted Avg. Age (in Years)	9.60	7.57	6.84	-	4.60	3.02	2.27	1.41	0.44	3.93
Weighted Avg. FICO (2)	696	732	766	-	704	770	753	756	750	739
Number of Loans	27	9	3	-	2	1	15	26	33	116
Geographic Breakdown (%)										
Inland Empire	40%	48%	17%	-	51%	0%	68%	34%	35%	42%
Southern California (3)	60%	36%	83%	-	49%	100%	32%	39%	48%	46%
Other California	0%	16%	0%	-	0%	0%	0%	27%	17%	12%
Other States	0%	0%	0%	-	0%	0%	0%	0%	0%	0%
	100%	100%	100%	-	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $22.2 million in Mixed Use; $18.1 million in Retail; $13.4 million in Office; $12.4 million in Mobile Home Park; $6.3 in Gas Station/Convenience Stores; $5.6 million in Light Industrial/Manufacturing; $5.6 million in Warehouse; $5.0 million in Medical/Dental Office; $3.4 million in Restaurant/Fast Food; $3.1 million in Mini-Storage; $1.7 million in Hotel and Motel; $1.3 million in Automotive – Non-Gasoline; and $383,000 in Other.
(5) Consisting of $84.2 million or 83.5% in investment properties and $16.7 million or 16.5% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Highlights

- Loan Origination Volume increases 9% to $573.5 million (sequential quarter)
- Gross Locked Pipeline increases 7% to $172.1 million (sequential quarter)
- Loan Sale Margin decreases 12 basis points to 140 basis points (sequential quarter)
- Refinance Volume increases

PBM Loan Originations



(In Millions)
$1,000
$800
$600
$400
$200
$0
$2
$684
$3
$453
$8
$354
$13
$476
$14
$514
$12
$562
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Saleable
Portfolio

PBM Locked Pipeline



$400,000
$300,000
$200,000
$100,000
$0
(In Thousands)
40%
30%
20%
10%
0%

	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14
Gross Locked Pipeline	$184,287	$130,584	$149,104	$184,160	$161,024	$172,063
Net Locked Pipeline (1)	$135,341	$98,242	$107,866	$132,967	$116,695	$121,575
Fall-out Ratio	27%	25%	28%	28%	28%	29%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q1FY14	Q2FY14	Q3FY14	Q4FY14	Q1FY15	Q2FY15
Refinance	40%	42%	43%	42%	48%	55%
Purchase	60%	58%	57%	58%	52%	45%

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$6,754
$5,732
$5,291
$8,022
$7,652
$8,042
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.16% 1.17%
1.36% 1.36%
1.44% 1.42%
1.59% 1.58%
1.52% 1.50%
1.40% 1.40%
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Recovery



(In Thousands)
$100
$0
-$100
-$200
-$300
($186)
($70)
($127)
($86)
($199)
($1)
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15

Recourse Reserve



(In Thousands)
$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,258
$1,202
$1,068
$904
$712
$711
09/30/13
12/31/13
03/31/14
06/30/14
09/30/14
12/31/14

Capital Management

Highlights

- Bank Capital Ratios remain strong
- 2.91% cash dividend yield (approximately)
- Repurchased approximately 157,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
500,000
400,000
300,000
200,000
100,000
-
190,051
385,083
194,888
356,608
162,204
156,916
1QFY2014
2QFY2014
3QFY2014
4QFY2014
1QFY2015
2QFY2015

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14
Tier 1 Leverage Ratio	13.07%	12.56%	12.80%	12.53%	10.50%	10.70%
Tier 1 Risk-Based Capital Ratio	20.82%	19.80%	19.96%	18.72%	15.28%	15.15%
Total Risk-Based Capital Ratio	22.09%	21.06%	21.22%	19.98%	16.47%	16.26%

Value Proposition



Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14
Price/TBV	1.13x	1.03x	1.08x	0.97x	0.99x	0.93x	0.92x	0.94x